SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                            F O R M  8-K


                           Current Report
                   Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) December 7, 1998


BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


Delaware
(State or other jurisdiction of incorporation)


	0-26200                        	04-3208648
(Commission File Number)	(IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts  	02108-4406
(Address of principal executive offices)	 (Zip Code)


Registrant's telephone number,including area code (617) 624-8900


	None
 (Former name or former address, if changed since last report)





Item 5.  Other Events

	On December 7, 1998, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 26 thereof
(the "Partnership") entered into various agreements relating to Meridian Housing, L.P., a Mississippi limited partnership (the "Operating Partnership"), including the Amended and Restated Certificate and Agreement of Limited Partnership of the Operating Partnership dated as of December 1, 1998 (the "Operating
Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and is in the process of rehabilitating a forty-eight (48) unit apartment complex located at 421 Willow Ridge Drive in Meridian, Mississippi, which is known as Lauderdale County Apartments (the "Apartment Complex"). The Apartment Complex contains twelve (12) residential buildings, consisting of twelve (12) 1-bedroom units and thirty-six (36) 2-bedroom units, one of which is designated as the manager's unit. The Apartment Complex also contains an additional building housing an office, laundry and club room. Rehabilitation of the Apartment Complex is expected to be completed in October 1999 and 100% Occupancy is expected to be achieved in December 1999.

	The Operating Partnership assumed existing permanent financing in the amount of $1,180,629 (the "Permanent Mortgage") from the Rural Development Rural Housing Service of the United States Department of Agriculture ("USDA"), formerly known as the Farmers Home Administration of the USDA. The Permanent Mortgage bears interest at 10.75% per annum, a rate which is written down to an effective rate of 1% per annum through an interest credit subsidy, requires payments structured according to a 36-year amortization schedule, and matures on July 7, 2033.

	It is expected that 100% of the 47 rental apartment units available for rent (excluding the manager's unit) in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal
Revenue Code of 1986, as amended (the "Code").

	The general partners of the Operating Partnership are Intervest Partners Corporation, a Mississippi corporation, and The New Life Ministry, Inc., a Mississippi not-for-profit corporation (the "General Partners"). Intervest Partners Corporation is the Managing General Partner of the Operating Partnership; The New Life Ministry, Inc. is the Administrative General Partner of the Operating Partnership. The Developer of the Apartment Complex is Intervest Development Corporation, Intervest Construction Company is the Builder of the Apartment Complex, and Intervest Corporation will serve as the Management Agent of the Apartment Complex. The Intervest organization has developed more than 26 affordable housing complexes totaling more than 1,200 units, located primarily in Mississippi and the southeastern United States.

	The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $444,136 to the Operating Partnership in four installments as follows:

(1) $288,705 (the "First Installment") on the latest of
(i) the Admission Date, (ii) Tax Credit Set-Aside, (iii)
Permanent Mortgage Commitment, or (iv) Phase I Compliance;

(2) $75,216 (the "Second Installment") on the latest of
(i) the Completion Date, (ii) Cost Certification, (iii)
State Designation, (iv) receipt of an updated title insurance policy and survey satisfactory to the Investment
Limited Partner;

(3) $75,215 (the "Third Installment") on the latest of
(i) the Initial 100% Occupancy Date, (ii) Permanent Mortgage
Commencement, or (iii) the Breakeven Point; and

(4) $5,000 (the "Fourth Installment") on receipt of a tax return and an audited financial statement for the year in which Breakeven occurred.
The First Installment has been paid in by the Partnership.

	The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $673,000 of Tax Credits during the 10-year period commencing in 1999 of which 99.99% ($672,933) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership.

	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:


            Normal            Capital            Cash
          Operations        Transactions         Flow

Managing
General
Partner      .007%              30%            90% (Yrs. 1-5)
                                               50% thereafter

Administrative
General
Partner     .003%               30%            5% (Yrs. 1-5)
                                               20% thereafter

Partnership 99.99%             39.999%         5% (Yrs. 1-5)
                                               30% thereafter

Special
Limited
Partner        0%               .001%          0% (Yrs. 1-5)
                                               0% thereafter


The Special Limited Partner of the Operating Partnership is BCTC
94, Inc., an affiliate of the Partnership.

The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	Boston Capital Communications Limited Partnership ("BCCLP") or an affiliate thereof will receive an Asset Management Fee commencing in 1999 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $1,500. The Asset Management Fee will initially be payable from the Asset Management Fee Escrow Account, which has been funded with $18,000 from the proceeds of the First Installment.

	The Operating Partnership shall pay to the Managing General Partner a non-cumulative fee (the "Annual Partnership Management Fee") commencing in 1999 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount of $1,400. The Annual
Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating
Partnership Agreement to the extent Cash Flow is available therefor for such year.

	In consideration of their consultation, advice and other services in connection with the construction and development of the Apartment Complex and as consideration for the assignment described in Section 6.14 of the Operating Partnership Agreement, the Operating Partnership will pay the General Partners (or their designee) a Construction and Development Fee in the principal amount of $36,800. The Construction and Development Fee shall be payable $31,800 from the proceeds of the Third Installment and $5,000 from the proceeds of the Fourth Installment.

	Intervest Construction Company, as the Builder of the Apartment Complex, will receive a total compensation of $307,315. Intervest Corporation, as the Management Agent of the Apartment Complex, will receive a Management Fee equal to $62.54/month per occupied unit, with a maximum annual compensation of $36,023.04.


Item 7.  Exhibits.

(c)        Exhibits.                                 Page

(1)(a)<F1> Form of Dealer-Manager Agreement between
           Boston Capital Services, Inc. and the
           Registrant (including, as an exhibit
           thereto, the form of Soliciting Dealer
           Agreement)
<F1>
Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

(2)(a)     Amended and Restated Certificate and
           Agreement of Limited Partnership of Meridian
           Housing, L.P.


(2)(b)     Certification and Agreement relating to
           Meridian Housing, L.P.


(4)(a)<F2> Agreement of Limited Partnership of the
           Partnership

<F2>
Incorporated by reference to Exhibit (4) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

(16)   None


(17)   None


(20)   None


(23)   None


(24)   None


(27)   None






SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  June 30, 1999


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:	 Boston Capital Associates IV L.P.,
    	its General Partner


	By:	 C&M Associates, d/b/a
      Boston Capital Associates, its
      General Partner


  By:	/s/ Herbert F. Collins
      Herbert F. Collins, Partner